EXHIBIT 10.1

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of November 1, 2016 (the “Agreement”), between BIOTECH PRODUCTS SERVICES AND RESEARCH, INC., a Nevada corporation (the “Company”), and ALBERT MITRANI (the “Stockholder”).

WITNESSETH:

WHEREAS, the Stockholder is the owner of record of 74,105,190 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company as set forth on the Signature Page hereto;

WHEREAS, the Board of Directors has established a series of Series A Non-Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and has authorized and directed the Company to file a Certificate of Designation with the Secretary of State of Nevada thereby fixing the number of shares to be included in such series of Series A Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series (the “Series A Certificate of Designation”); and

WHEREAS, the Stockholder wishes to exchange 100,000 shares of Common Stock (the “Shares”) for 100 shares of Series A Preferred Stock (the “Share Exchange”) as an exempted transaction permissible under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration for the foregoing, the parties hereto agree as follows:

1.	Exchange of Stock.

(a)	The Stockholder agrees to transfer to the Company, and the Company agrees to purchase from the Stockholder, all of the Stockholder’s right, title and interest in 100% of his Shares of Common Stock, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature.

(b)	At the Closing (as defined in Section 2 below), upon surrender by the Stockholder of the certificate(s) evidencing the Shares, duly endorsed for transfer to the Company or accompanied by stock powers executed in blank by the Stockholder, the Company will cause 100 shares of Series A Preferred Stock be issued to the Stockholder in full satisfaction of any right or interest which the Stockholder held in the Shares.

2.	Closing.

(a)	The parties to this Agreement will hold a closing (the "Closing") for the purpose of executing and exchanging all of the documents contemplated by this Agreement and otherwise effecting the Stock Exchange contemplated by this Agreement. The Closing will be held as soon as possible at the offices of the Company, unless another place or time is mutually agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents shall be deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

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(b)	With the exception of any stock certificates which must be in their original form, any copy, fax, e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature, and the originals are promptly delivered thereafter.

3.	Company Representations and Warranties. The Company represents and warrants as follows:

(a)	The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

(b)	The execution of this Agreement and performance by the Company hereunder has been duly authorized by all requisite corporate action on the part of the Company, and this Agreement constitutes a valid and binding obligation of the Company, and the Company’s performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to the Company’s knowledge any law or regulation, to which any property of the Company is subject or by which the Company is bound.

(c)	The Company represents and warrants that it is authorized to enter into this Agreement and to consummate the Share Exchange and that the Series A Preferred Stock, when issued in accordance with this Agreement, shall be fully paid,validly issued, and nonassessable, and not subject to any preemptive rights or any liens, claims, equities, encumbrances, or security interests or any restrictions on the transfer thereof other than those set forth in this Agreement, the Series A Certificate of Designation, or imposed by law.

4.	Stockholder Representations and Warranties. The Stockholder represents and warrants as follows:

(a)	The Stockholder is authorized to enter into this Agreement and to consummate the Share Exchange.

(b)	The Stockholder has not given anything nor will give anything in exchange for the Series A Preferred Stock other than his Shares of Common Stock.

(c)	The Stockholder is exchanging his Shares of Common Stock for the Series A Preferred Stock for his own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

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(d)	No commission or other remuneration has been paid or given directly or indirectly to the Stockholder for the solicitation of the Share Exchange.

(e)	The Stockholder understands that (i) the Series A Preferred Stock have not been registered under the Securities Act and that no public market exists for such shares; (ii) the shares of Series A Preferred Stock are "restricted securities" under the Securities Act; and (ii) the Stockholder may dispose of such securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, or to take action so as to permit sales pursuant to the Securities Act,

5.	Legend. The certificates representing the Series A Preferred Stock issued pursuant to this Agreement will be imprinted with a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEENREGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS."

6.	Governing Law; Jurisdiction and Venue. This Agreement, for all purposes, shall be construed in accordance with the laws of Nevada without regard to conflicts-of-law principles. Any action or proceeding by either party to enforce this Agreement shall be brought only in any state or federal court located in the State of Florida, County of Miami-Dade. The parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue.

7.	Mediation. If a dispute arises out of or relates to this Agreement, or the breach thereof, and if the dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Procedures before resorting to arbitration, litigation, or some other dispute resolution procedure.

8.	Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

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9.	Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

10.	Amendments. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

11.	Entire Agreement. This Agreement and the documents incorporated by reference herein, contains the entire agreement of the parties with respect to the subject matter hereto, superseding all prior agreements, understandings or discussions.

12.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Telecopied or email (via PDF) signatures shall be deemed to have the same effect as an original.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed as of the as first written above.

Company:	BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

	By:	/s/ Albert Mitrani
	Name:	Albert Mitrani
	Title:	President and Chief Executive Officer

Stockholder:	By:	/s/ Albert Mitrani
	Name:	Albert Mitrani

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